UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2005

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

27 Drydock Avenue
Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Change in Registrant’s Certifying Accountant

(a)  On December 28, 2005, the Audit Committee of the Board of Directors of SatCon Technology Corporation (the “Company”) decided to no longer engage Grant Thornton LLP (“Grant Thornton”) as the Company’s independent public accountants and to engage Vitale, Caturano & Company, LTD. (“ Vitale “) as the Company’s independent public accountants to audit the financial statements of the Company for the fiscal year ending September 30, 2006.

The audit reports of Grant Thornton on the financial statements of the Company for the fiscal years ended September 30, 2005 and September 30, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended September 30, 2005 and September 30, 2004 contained an uncertainty about the Company’s ability to continue as a going concern.

In connection with the audits of the financial statements of the Company for the fiscal years ended September 30, 2005 and September 30, 2004 and through the date hereof, the Company had no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to such disagreement in their reports for such periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K .

Grant Thornton was provided a copy of the above disclosures and was requested to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  The letter, when available, will be filed with the Securities and Exchange Commission as an amendment to this Current Report on Form 8-K.

(b)  On December 28, 2005, the Company engaged Vitale as its independent public accountants to audit the Company’s financial statements for the fiscal year ending September 30, 2006.  The decision to engage Vitale was made by the Audit Committee of the Board of Directors of the Company.  During the fiscal years ended September 30, 2005 and September 30, 2004 and through the date hereof, the Company did not consult with Vitale regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: January 3, 2006	By:	/s/ David E. O’Neil
David E. O’Neil
Vice President of Finance and Treasurer